Exhibit (10)(f)

                               Strategic Alliance
                                     between

Startech Environmental Corp. (Startech), a Connecticut Corporation with its principal office at 79 Old Ridgefield Road, Wilton, Connecticut 06897 and

Calumet Coach Company (Calumet), an Illinois Corporation with its principal office at 2150 East Dolton Road, Calumet City, Illinois 60409-1411.

Whereas, Startech has developed a proprietary process for the destruction and containment of various waste streams including those characterized as hazardous and/or toxic, utilizing Plasma Waste Converter Technology (PWC)E in stationary and mobile configurations, and

Whereas, Startech is interested in designing, manufacturing and marketing PWC systems that embody the essence of its proprietary PWC technology, and

Whereas, Calumet is a firm specializing in the design, engineering and the production of mobile units in both semi-trailer and self-propelled configurations of onboard technical equipment for diverse applications, and

Whereas, both Parties hereto believe that it is in their mutual interest to work together to produce sales of mobile systems for hazardous and nonhazardous waste applications,

Now Therefore, Startech and Calumet hereby agree to form a Strategic Alliance to mutually seek opportunities that utilize Startech proprietary processes in mobile configurations:

                               1.0 Implementation
                               ------------------

Startech agrees to cooperate with Calumet and Calumet agrees to cooperate with Startech to promote the securing of contracts utilizing Startech?s proprietary Plasma Waste Converter Process and Calumets applications, engineering and production know-how on waste stream sales opportunities.

                             2.0 Period of Agreement
                             -----------------------

This Strategic Alliance Agreement shall commence on 22 October 1996 and extend for a period of three (3) years thereafter. Further it shall be automatically renewed for unlimited one (1) year extensions unless sixty (60) days prior to the initial expiration date, or sixty (60) days period to any one (1) year

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extension, a Party hereto notifies in writing the other Party of its intent to terminate the agreement at the end of the then current contract period. Such notification must be posted and U.S. postmarked (first class or faster mail) sixty (60) or more days prior to the expiration of the then current contract period.

                             3.0 Common Undertakings
                             -----------------------

3.01 Both Parties agree with each other that they will:

     a.   i.   Use their best efforts (including where appropriate the resources of their Associate Companies) to obtain contracts for application of the Startech Proprietary Plasma Waste Converter Process and
               Calumet's mobile systems know-how capabilities.

          ii. Do all such other acts as may be in the best interests of furthering the objectives of this Agreement.

          iii. Cooperate and liaise in all respects with any employee, duly authorized representative or agent of the other Party (and/or its Associate Companies) in connection with furthering the objectives of this Agreement;

     b. Conduct its business in accordance with the highest business standards and not perform any act which will or may reflect adversely upon the business integrity or goodwill of the other Party (or its Associate Companies);

     c. Not make any promises or representations or give any warranties or guarantees in respect of the capabilities of the other Party (or its Associate Companies) which have not been authorized either under the terms of this Agreement or, if outside the terms of this Agreement, specifically authorized in writing regarding the inquiry of a potential Client or contract concerned;

     d. Immediately notify the other Party of any observations or complaints made by clients in respect of the performance of said Party but not without prior written authority of that Party, either make admissions to customers on the merits of or make any settlement of any claims arising out of such observations or complaints. However either Party, without reference to the Party whose performance is the subject of such an observation or complaint, can at its own expense, if it deems it appropriate, rectify the cause of any complaint from a client, that is qualified so to rectify. Under such circumstances, a report and

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          details of the rectification work carried out must be promptly transmitted to the other Party;

     e. Each Party undertakes to include in its pricing structure quoted to the other Party, and/or to the Client as appropriate, costs to cover all financial arrangements between the quoting Party and its Agents, representatives and Associate Companies;

     f. Provide at its own expense, sales support for its process or services in connection with "Contract Opportunities" in obtaining contracts;

     g. To agree to supply the other Party, on request, either during or after termination of this Agreement, spare parts that are required for fulfilling a spare's order relating to a sale.

                           4.0 Startech's Undertakings
                           ---------------------------

4.01 To provide Calumet marketing, sales and technical literature and information regarding the Plasma Waste Converter Process.

4.02 Provide all necessary service and support arrangements for all contracts won under the auspices of this Agreement.

                           5.0 Calumet's Undertakings
                           --------------------------

5.01 Provide accurate and timely information to Startech regarding Sales Proposals.

5.02 Provide all necessary service and support arrangements for all Sales obtained.

                             6.0 Proposal Procedures
                             -----------------------

6.01 Each Party will bear all its own costs in connection with the preparation, submission and post submission support of proposals for contract Opportunities unless agreed otherwise in writing before proposal preparation commences.

6.02 The validity of Proposals from the Associate Party for its portion of the work to the Lead Party shall be 180 days unless otherwise agreed.

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                                  7.0 Contracts
                                  -------------

7.01 Until such time as Startech is awarded the contract against a Proposal incorporating the Calumet equipment, it shall be under no obligation to enter any Subcontract with Calumet. Should any Proposal pursuant to this Agreement result in contract award to Startech and the Client approves Calumet as Subcontractor as contemplated herein, Calumet and Startech shall subsequently conclude in good faith a Subcontract for the Calumet portion of the work as accepted in the contract and as agreed between the Parties prior to and during the negotiations leading to contract award. It is recognized by both Parties that equipment supplied by Startech will connect and interact with systems supplied by Calumet. The requirement defined by the Client will therefore incorporate the combined systems from both Parties. For these purposes, each Party irrevocably and unconditionally agrees with the other that it shall provide all that is necessary including expertise, equipment and documents, in accordance with its proposal as contemplated herein. Each Party ("the Indemnifier") shall indemnify and hold the other harmless for and against all losses, claims and expenses, costs and damages which the other Party may suffer, including reasonable attorney's fees which arise or result from any breach of the terms of the Indemnifier's commitments and which the Indemnifier has assumed as part of this Agreement. Calumet and Startech agree to negotiate the provisions of proposals to be offered by Startech for mobile configurations, in good faith, prior to the submission of the proposal.

7.02 Each Party will, and will be contractually bound to the other Party or the client as the case may be, have total responsibility for design, build and test of those elements of the delivered facility that incorporates its products and services unless agreed otherwise.

7.03 Integration testing of the complete system will be carried out at the facility of either Calumet or Startech. The Party carrying out the integration testing and/or customer witness testing will be decided on a contract by contract basis.

7.04 Both Parties will automatically accept the level of Client inspection, expediting and documentation requirements normally associated with contracts for the supply of products and services contemplated herein.

                       8.0 Terms of Payment and Invoicing
                       ----------------------------------

8.01 Terms of payment between the Parties will be negotiated individually for each contract resulting from activity within the scope of this Agreement and the contract itself.

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8.02 The Parties to this Agreement understand that cash flow is important to both of them and the terms of payment negotiated for any contract between them will be cognizant of this fact.

                                   9.0 Secrecy
                                   -----------

9.01 The Parties to this Agreement agree to maintain strict confidentiality regarding all confidential information that comes into their possession regarding the other Party during the period of this agreement and during the execution of any contracts resulting therefrom.

            10.0 Intellectual Property Rights, Inventions and Patents
            ---------------------------------------------------------

10.01 Unless otherwise agreed, title and copyright of anything developed by either Party for a contract resulting from a contract resulting from this Agreement will remain with the developing Party. Under such circumstances, however, the developing Party grants to the other Party an unrestricted free of charge license to use the developed Item for the purpose for which it was sold.

10.02 If a joint development involving both Parties is required under a contract, such development will be the subject of shared intellectual property rights and joint patent application where appropriate. However, by mutual consent one Party can "buy out" the other Party's intellectual property rights/copyright.

10.03 Nothing in Clause 10.01 and 10.02 above shall prevent either Party developing the Item for the other Party at the other Party?s costs where under such circumstances the other Party can acquire intellectual property rights of such development, if both Parties agree.

                                  11.0 Disputes
                                  -------------

11.01 All disputes, differences or questions arising out of this Agreement as to the rights and liabilities of the parties hereto or as to the construction or interpretation hereof shall be referred to the decision of a single arbitrator under the American Arbitration Association's Rules. The appointment of the arbitrator to be agreed between the parties or in default of agreement appointed at the request of either Party by the then President for the time being of the American Arbitration Association. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.

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                         12.0 Insurance and Indemnities
                         ------------------------------

12.01 Each Party shall carry all necessary insurance required by (a) the laws of their country of operation and the United States and (b) the requirements of each contract.

12.02 Each Party shall indemnify and hold harmless/waive subrogation right against the other Party relating to liens, claims or other charges on goods and property, loss or damage to that Party's property, except where due to the negligence of the other Party, arising out of actions in connection with this Agreement or any contract entered into as a result of it; loss or damage to any deliverables under any contract whilst such deliverables are in the custody of that Party; death or injury to any employee of that Party or damage to the property of the Party's employees; etc.

12.03 Minimum insurance for any one event shall be in accordance with the terms of each Proposal/Contract, entered into by the Parties in accordance with this Agreement.

                                13.0 Relationship
                                -----------------

13.01 Nothing in this Agreement shall be deemed to constitute, create, give effect, or to otherwise recognize a joint venture, partnership or formal business entity of any kind, and the rights and obligations of the Parties shall be limited to those expressly set forth herein.

13.02 Nothing herein shall be construed as providing for the sharing of profits or losses arising out of efforts of either Party, except as may be provided for in any resulting subcontract agreed to between the Parties. The cooperation of the Parties is for the purpose of complementing their respective capabilities to assist with competitive proposing in addressable markets.

                            14.0 Entire Understanding
                            -------------------------

14.01 This Agreement embodies the entire understanding between the Parties in relation to marketing and selling their products and services as they relate to the Plasma Waste Converter Process and there are no promises, terms or conditions or obligations oral or written expressed or implied other than those contained herein.

14.02 For the avoidance of doubt the contents of this Agreement does not apply to any contract between the Parties except where specifically referenced within such contract.

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                              15.0 No Compensation
                              --------------------

15.01 It is hereby expressly agreed between the Parties hereto that, without prejudice to any rights which shall have accrued to either Party, neither Party shall be liable to compensate the other for termination in accordance with Clause 16.0.

                                16.0 Termination
                                ----------------

16.01 Either Party shall have the right at any time by giving notice in writing to the other Party to terminate the Agreement forthwith in the event of any of the following:

     a. If the other Party commits a material breach of any of the terms or conditions of this agreement and fails to remedy the same within 30 days of being requested to do so in writing by the other Party, or such other time period as may be agreed between the Parties as being reasonable under the prevailing circumstances;

     b. If the other Party is unable to pay its debts as they fall due or a petition is presented or a meeting convened for the purpose of winding up that Party or the Party enters into liquidation where other compulsory or voluntarily or compounds with its creditors generally has a receiver appointed of all for any part of its assets or takes or suffers any similar action in consequence of debt.

16.02 Either Party shall have the right to terminate for convenience after a proscribed period of notice as set forth in Clause 2.0 hereof.

16.03 If terminated for convenience by either Party, both Parties to this Agreement shall honor all outstanding valid proposals and contractual obligations existing at the date of termination.

16.04 If terminated by one Party due to any or the reasons defined in Clause 16.01, the Party in default will forfeit any rights requiring the other Party to honor any outstanding commitments under the terminated Agreement.

                               17.0 Governing Law
                               ------------------

This Agreement shall be governed by the internal laws (and not the laws of conflicts) of the States of Illinois. The parties agree not to contest the jurisdiction of any state or federal court with the State of Illinois or Connecticut, with respect to any claim or cause of action or enforcement of arbitrator's award arising under or relating to this Agreement.

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In witness  whereof  this  Agreement  has been entered into on the date and year above first written.


Signed (for and on behalf of Startech)

-------------------------------                      ------------------
Joseph F. Longo, President                           Date

WITNESSED BY:

Signed: ________________________                     __________________
                                                     First M. Last



Signed (for and behalf of Calumet)

-------------------------------                      ------------------
J. Daniel Snyder, President                          Date

WITNESSED BY:

Signed: ________________________                     __________________
                                                     First M. Last